UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): AUGUST 12, 2010

CONSOLIDATED GRAPHICS, INC.
 (Exact name of registrant as specified in its charter)

TEXAS	001-12631	76-0190827
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 WESTHEIMER, SUITE 200 HOUSTON, TEXAS	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 787-0977

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On August 12, 2010, Consolidated Graphics, Inc. (the “Company”) held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”). The following proposals were submitted to a vote of the shareholders through the solicitation of proxies:

Proposal 1 — Election of Class II Directors

The following persons were elected to serve as Class II Directors on the Company’s Board of Directors until the 2013 Annual Meeting, and until their successors have been duly elected and qualified or until the earlier of their resignation or removal. Voting results were as follows:

	For	Withheld
Gary L. Forbes	7,910,437	2,486,136
James H. Limmer	7,902,993	2,493,580

Directors continuing in office as Class I Directors are Larry J. Alexander and Brady F. Carruth and as Class III Directors are Joe R. Davis and Hugh N. West, MD.

Proposal 2 – Ratify Appointment of KPMG LLP as Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders also ratified the appointment of KPMG LLP as the Company’s independent registered public accounting Firm. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
10,690,019	191,851	6,314	—

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By:        /s/ Jon C. Biro
Jon C. Biro
Executive Vice President and Chief Financial
and Accounting Officer

Date: August 17, 2010